   As filed with the Securities and Exchange Commission on April 30, 1999

                                       Registration No. 333-36515


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                        POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2

             SEPARATE ACCOUNT D OF PARAGON LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                              (Name of Depositor)
                         100 South Brentwood Boulevard
                             St. Louis, MO  63105
              (Address of Depositor's Principal Executive Office)

                         Matthew P. McCauley, Esquire
                        Paragon Life Insurance Company
                               700 Market Street
                             St. Louis, MO  63101
              (Name and Address of Agent for Service of Process)

                                   Copy to:

                           Stephen E. Roth, Esquire
                       Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Ave., N.W.
                         Washington, D.C.  20004-2404


It is proposed that this filing will become effetive (check appropriate space)

[ ]  immediately upon filing pursuant to paragraph (b), of Rule 485

[X]  1 May 1999 pursuant to paragraph (b) of Rule 485

[ ]  6 days after filing pursuant to paragraph (a) (1) of Rule 485

[ ]  on (date), pursuant to paragraph (a) (1) of Rule 485

[ ]  75 days after filing pursuant to paragraph (a) (2) of Rule 485

[ ]  on (date) pursuant to paragraph (a) (2) of Rule 485

Title of securities being registered: Group and Individual Flexible Premium Variable Life Insurance Policies.

                       [Paragon - VUL Logo Appears Here]

          Underlying Funds Through:

          Fidelity Variable Insurance Products Fund
          Fidelity Variable Insurance Products Fund II
          MFS Variable Insurance Trust
          Putnam Variable Trust
          Scudder Variable Life Investment Fund
          T. Rowe Price Equity Series, Inc.
          T. Rowe Price Fixed Income Series, Inc.



          . FLEXIBLE PREMIUM VARIABLE LIFE
            INSURANCE POLICY
                                                     [Paragon Logo Appears Here]
            Prospectus dated May 1, 1999
                                                                           50414

                         FLEXIBLE PREMIUM VARIABLE LIFE
                               INSURANCE POLICIES
                                   ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

This Prospectus describes an individual flexible premium variable life insurance Policy (the "Policy") offered by Paragon Life Insurance Company (the "Company," "we," or "us").

The Policy is designed to provide lifetime insurance protection to age 100 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policy. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

The Owner may allocate net premiums to one or more of the Divisions of Separate Account D (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policy; there is no minimum guaranteed value.

Each of the 14 Divisions of the Separate Account will invest in one of the following corresponding Funds:

                FUND                                 MANAGER
-----------------------------------------------------------------------------
  Fidelity Variable Insurance        Fidelity Management & Research Company
  Products Fund or
   Fidelity Variable Insurance
   Products Fund II
   VIP Growth Portfolio
   VIP Equity-Income Portfolio
   VIP II Index 500 Portfolio
   VIP II Contrafund Portfolio
-----------------------------------------------------------------------------
  MFS Variable Insurance Trust       Massachusetts Financial Services Company
   MFS Emerging Growth Series
-----------------------------------------------------------------------------
  Putnam Variable Trust              Putnam Investment Management, Inc.
   Putnam VT High Yield Fund          ("Putnam Management")
   Putnam VT New Opportunities Fund
   Putnam VT Income
   Putnam VT Voyager Fund
-----------------------------------------------------------------------------
  Scudder Variable Life Investment   Scudder, Kemper Investments
   Fund
   Money Market Portfolio
   International Portfolio
-----------------------------------------------------------------------------
  T. Rowe Price Equity Series, Inc.  T. Rowe Price Associates, Inc.
  and
   T. Rowe Price Fixed Income
   Series, Inc.
   New America Growth Portfolio
   Personal Strategy Balanced
   Portfolio
   Limited-Term Bond Portfolio


                  The date of this Prospectus is May 1, 1999.

Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company and the Separate Account.....................................   9
  The Company
  The Separate Account
  The Underlying Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  14
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  19
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  22
  Exercising Rights and Privileges Under the Policy
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  25
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  28
Distribution of the Policies.............................................  31
General Provisions of the Group Contract.................................  36
Federal Tax Matters......................................................  37
Safekeeping of the Separate Account's Assets.............................  35
Voting Rights............................................................  35
State Regulation of the Company..........................................  36
Management of the Company................................................  37
Legal Matters............................................................  39
Legal Proceedings........................................................  39
Experts..................................................................  39
Additional Information...................................................  39
Definitions..............................................................  39
Financial Statements..................................................... F-1
Appendix A............................................................... A-1

                   The Policy is not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policy contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policy described in this Prospectus is designed for as a flexible premium variable life insurance Policy.

The Policy is a "variable" policy because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. (See "The Company, The Separate Account and the Funds" for a complete description of the available Funds. An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Until the end of the "Right to Examine Policy" period (see "Right to Examine Policy,") all Net Premiums automatically will be allocated to the Money Market division.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

There will be a minimum initial Face Amount established by the Company which will vary by age at issue. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may an accelerated death benefit settlement option rider and a waiver of monthly deductions rider (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policy provides for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Premium Expense Charges. We deduct a charge of 1.25% for policy years one through ten from premiums paid.

Premium Tax Charge. We deduct a charge of 2.25% to cover state premium taxes from premiums paid. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy. The charge is $3.50 per month.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured see "Charges and Deductions--Monthly Deduction--Cost of Insurance."

  . A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0020471% (an annual rate of .75%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policy. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")

  . Annual Expenses of the Funds (after fee waiver and reimbursement as applicable). The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses during the time that the Owner owns the Policy. These fees and expenses are shown as a percentage of net assets for the year ended December 31, 1998. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account and The Funds.")

                                     Management Fees  Other Expenses
                                       (after fee         (after       Total
                                        waiver as    reimbursement as  Annual
                  Fund                 applicable)     applicable)    Expenses
      Fidelity Variable Insurance
       Products Fund(/1/)
       VIP Growth Portfolio                .59%             .07%         .66%
       VIP Equity-Income Portfolio         .49%             .08%         .57%
      Fidelity Variable Insurance
       Products Fund II(/1/)
       VIP II Index 500 Portfolio          .24%             .04%         .28%
       VIP II Contrafund Portfolio         .59%             .07%         .66%
      MFS Variable Insurance Trust
       Emerging Growth Series              .75%             .10%         .85%
      Putnam Variable Trust
       Putnam VT High Yield Fund           .64%             .07%         .71%
       Putnam VT New Opportunities
        Fund                               .56%             .05%         .61%
       Putnam VT Income Fund               .60%             .07%         .67%
       Putnam VT Voyager Fund              .54%             .04%         .58%
      Scudder Variable Life
       Investment Fund
       Money Market Portfolio              .37%             .07%         .44%
       International Portfolio             .87%             .18%        1.05%
      T. Rowe Price Equity Series,
       Inc.
       New America Growth Portfolio        .85%           (/2/)          .85%
       Personal Strategy Balanced
        Portfolio                          .90%           (/2/)          .90%
      T. Rowe Price Income Series,
       Inc.
       Limited-Term Bond Portfolio         .70%           (/2/)          .70%

  The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

  (/1/)Fidelity Management & Research Company ("FMR") agreed to reimburse a portion of VIP II Index 500 Portfolio's expenses during the period. Without
  this reimbursement, the Fund's total expenses would have been     %. A
  portion of the brokerage commissions that certain Funds pay was used to reduce funds' expenses. In addition, certain Funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Without these reductions, the total operating expenses as a percentage of net assets would have been as follows: Fidelity Variable Insurance Products Fund--VIP Growth Portfolio .68% and VIP Equity-Income Portfolio .58%; Fidelity Variable Insurance Products Fund II--VIP II Index 500 Portfolio .35%; and VIP II Contrafund Portfolio .70%.

  (/2/)T. Rowe Price Associates, Inc. does not provide separate Management Fees and Other Expenses Fees, rather Management Fees include Operating Expenses.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals-- Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a

Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

                THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 1998, it had assets in excess of $300 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by General American Mutual Holding Company, a Missouri mutual insurance holding company. The Parent Company has agreed that until March 23, 1999, it will maintain capital and surplus within the Company sufficient to satisfy the capital requirements of the states in which the Company is authorized to do business.

Guarantee. In addition, the Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee to cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account D (the "Separate Account") as a separate investment account on January 3, 1995 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by us.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business we may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

The Funds

The Separate Account invests in shares of various investment management companies. These are series-type mutual funds registered with the SEC as open-end, investment management companies. The assets of each Fund used by the Policies are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following summarizes the investment policies of each Fund under the corresponding investment management company:

Fidelity Variable Insurance Products Fund

Variable Insurance Products Fund ("VIP") is an open-end diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for VIP. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the manager of the Funds.

  . VIP Growth Portfolio

    The investment objective seeks to achieve long-term capital appreciation by investing primarily in common stocks.

  . VIP Equity-Income Portfolio

    The investment objective seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

Fidelity Variable Insurance Products Fund II

Variable Insurance Products II Fund ("VIP II") is an open-end diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for VIP II. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the manager of the Funds.

  . VIP II Index 500 Portfolio

    The investment objective seeks to provide investment results that correspond to the total return (i.e., the combination of capital change and income) of common stocks publicly traded in the United States as represented by the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term money-market option.

  . VIP II Contrafund Portfolio

    The investment objective seeks long-term capital appreciation by investing in securities of companies whose value FMR believes is not fully recognized by the public.

MFS Variable Insurance Trust

MFS Variable Insurance Trust ("MFS Trust") is an open-end diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for MFS Trust. Massachusetts Financial Services Company ("MFS") provides investment advisory services to MFS Trust for fees in accordance with the terms of the current prospectus for the Fund.

  . Emerging Growth Series

    The investment objective seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of small and medium-sized companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

Putnam Variable Trust

Putnam Variable Trust is an open-end diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for Putnam Variable Trust. Putnam Management provides investment advisory services to Putnam Variable Trust for fees in accordance with the terms described in the current Fund prospectus.

  . Putnam VT High Yield Fund

    Seeks high current income and, when consistent with this objective, a secondary objective of capital growth, by investing primarily in high-yielding, lower-rated fixed income securities (commonly known as "junk bonds"), constituting a portfolio that Putnam Management believes does not involve undue risk to income or principal. See the special considerations for investments in high yield securities described in the Putnam Variable Trust prospectus.

  . Putnam VT New Opportunities Fund

    Seeks long-term capital appreciation by investing principally in common stocks of companies in sectors of the economy that Putnam Management believes possess above-average long-term growth potential.

  . Putnam VT Income Fund
    Please note: This fund was previously named Putnam VT U.S. Government and High Quality Bond Fund.

    Seeks current income consistent with preservation of capital by investing primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and in other debt obligations rated at least A by a nationally recognized securities rating agency such as Standard & Poor's or Moody's Investors Service, Inc. or, if not rated, determined by Putnam Management to be of comparable quality.

  . Putnam VT Voyager Fund

    Seeks capital appreciation by investing primarily in common stocks of companies that Putnam Management believes have potential for capital appreciation that is significantly greater than that of market averages.

Scudder Variable Life Investment Fund

Scudder Variable Life Investment Fund ("Scudder VLI") is a series-type mutual fund registered with the SEC as an open-end, diversified management investment company. Only the Money Market Portfolio and the Class A Shares of the International Portfolio described herein are currently available as investment choices of the Policies even though other classes and other Funds may be described in the prospectus for Scudder VLI. Scudder Kemper Investments ("Scudder") provides investment advisory services to Scudder VLI whose terms and fees are set forth in the Scudder VLI prospectus.

  . Money Market Portfolio

    The investment objective seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved.

  . International Portfolio

    The investment objective seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and to have represented in its holdings, in substantial portions, business activities in not less than three different countries. The Fund does not intend to concentrate investments in any particular industry.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. (referred to as "TRP") is an open-end management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for TRP. T. Rowe Price Associates, Inc. provides investment advisory services to TRP for fees in accordance with the terms described in the current Fund prospectus.

  . New America Growth Portfolio

    The investment objective seeks long-term growth of capital through investment in common stock of U.S. companies which operate in the service sector of the economy.

  . Personal Strategy Balanced Portfolio

    The investment objective seeks the highest total return consistent with an emphasis on both capital appreciation and income by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds, and 10% money market securities.

T. Rowe Price Income Series, Inc.

T. Rowe Price Fixed Income Series, Inc. (referred to as "TRP") is an open-end management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for TRP. T. Rowe Price Associates, Inc. provides investment advisory services to TRP for fees in accordance with the terms described in the current Fund prospectus.

  . Limited-Term Bond Portfolio

    The investment objective seeks a high level of current income consistent with modest price fluctuations by investing primarily in short-term and intermediate-term investment-grade debt securities.

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.

Agreements. We have has entered into or may enter into arrangements with Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of Owners of Policies whose Cash Values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment confitions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  . Eliminate or combine one or more Divisions;

  .Substitute one Division for another Division; or

  .Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  (a) operated as a management company under the 1940 Act;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

Individuals wishing to purchase a Policy, must complete the appropriate application for this Individual Insurance Policy and submit it to our authorized representative or to us at our Home Office. We will issue an Individual Policy to give to each Owner.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 80 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Premiums

The initial premium is due on the Issue Date, and may be paid to an authorized representative of the Company or to the us at our Home Office. The Company requires that the initial premium for a Policy be at least equal to one-twelfth (1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") In the first Policy year, the planned annual premium must be paid in full. The Owner is not required to pay premiums equal to the planned annual premium after the first Policy year.

Planned Premium Payments. After the initial premium and subject to the limitations described below, premiums may be paid in any amount and at any interval. Premiums after the first premium payment must be paid to us at our Home Office. The Owner may establish a schedule of planned premiums which we will bill at regular intervals. Those offered are annual premiums or monthly premiums via electronic bank draft. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

If the Policy is in the intended Owner's possessions, but the initial premium has not been paid, the Policy is not in force. Under these circumstances, the intended Owner is deemed to have the Policy for inspection only.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1) as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

  (1) the premium paid; less

  (2) the premium expense charge;

  (3) the premium tax charge. (See "Charges and Deductions--Sales Charges.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 14 Divisions of the Separate Account. However, the minimum percentage that may be allocated to a Division is 10% of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums. The initial allocation will be shown on the application which is attached to the Policy.

During the period from the Issue Date to the end of the Right to Examine Policy period, net premiums will automatically be allocated to the Division that invests in the Money Market Fund. (See "Right to Examine Policy"). When this period expires, the Policy's Cash Value in that Division will be transferred to the Divisions of the Separate Account in accordance with the allocation requested in the application for the Policy, or any allocation instructions received subsequent to the receipt of the application. Net Premiums received after the Right to Examine Policy period will be allocated according to the allocation instructions most recently received by us unless otherwise instructed for that particular premium receipt.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to the Company
    (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan.

The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement. The Insured must be alive on the date the Company approves the application for reinstatement. If the Insured is not then alive, such approval is void and of no effect.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will (upon proof of the Insured's death) pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently varies by age ranging from $100,000 for ages 65 and older to $275,000 for ages less than 35. The maximum Face Amount is generally $5,000,000.

Option A. Under Option A, the death benefit is:

  (1) the current Face Amount of the Policy or, if greater,

  (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE*

                                            Percentage
                                                Of
             Insured Age                    Cash Value
             -----------                    ----------
             0 to 40.......................    250%
             45............................    215
             50............................    185
             60............................    130
             65............................    120
             70............................    115
             75 to 90......................    105
             95 and Older..................    100

--------
* For ages that are not shown on the table, the applicable percentage multiples will decrease by a ratable portion for each full year.

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,

  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B Provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1) The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  . within 10 days of mailing the right to cancellation notice to the Owner;
    or

  . within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges-- Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

  (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

  (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

  (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

  (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  .(a) is 90% of the Cash Value of the Policy on the date the Policy Loan is requested; and

  .(b) is the amount of any outstanding Indebtedness.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $500. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, (not including the Cash Value in the Loan Account,) at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges--Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account.

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2) 31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy, (not including the Cash Value in the Loan Account,) on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value, (not including amounts credited to the Loan Account,) may be transferred among the Divisions available with the Policy. Requests for transfers from or among Divisions must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  . 10 days of mailing the right to cancellation notice to the Owner; or

  . 45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 100.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon our written agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Premium Expense Charges

Prior to allocation of net premiums among the Divisions of the Separate Account, premium payments will be reduced by a premium expense charge equal to
1.25 percent of the premium paid for years one through ten.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. To cover these premium taxes, premium payments will be reduced by a premium tax charge of 2.25% from all Policies.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account,) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge of $3.50 per month from each Policy as set forth in the specifications pages of the Policy. These charges, once established at the time a Policy is issued, are guaranteed not to increase over the life of the Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and sex of the Insured at issue or the date of an increase in Face Amount. The cost of insurance rates generally increase as the Insured's Attained Age increases.

The rate class of an Insured will affect the cost of insurance rate. For the initial Face Amount, we will use the rate class on the Issue Date. For each increase in Face Amount, other than one caused by a change in the death benefit option, we will use the rate class applicable to that increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such increase will be the same as that used for the most recent increase, excluding any rider, that required proof of insurability.

We currently place Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk. The degree of underwriting imposed may vary from full underwriting to simplified issue underwriting.

Actual cost of insurance rates may change, and the actual monthly cost of insurance rates will be determined by us based on our expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For fully underwritten and simplified issue Policies which are not in a substandard risk class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/nonsmoker 1980 CSO Mortality Tables (1980 CSO Table SA, 1980 CSO Table NA, 1980 CSO Table SG, and 1980 CSO Table NG), age last birthday. Higher rates apply if the Insured is determined to be in a substandard risk class.

In two otherwise identical Policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. Policies issued with simplified underwriting will, in general, incur a higher cost of insurance than Policies issued under full underwriting.

The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737, less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class,when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value as part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0020471% of the net assets of each Division of the Separate Account. This equals an annual rate of .75% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy Separate Account Charges-- Annual Expenses of the Funds" and "The Company, the Separate Accounts and The Funds--The Funds.")

                     GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die. The Company may rely on the written request of any trustee of a trust which is the Owner of the Policy, and the Company is not responsible for the proper administration of any such trust.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate. The Policy permits the designation of various types of trust as Beneficiary(ies), including trusts for minor beneficiaries, trusts under a will, and trusts under a separate written agreement. An Owner is also permitted to designate several types of beneficiaries, including business beneficiaries. For more details about the use of trusts and specialized types of beneficiaries, refer to the Policy.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Any change will be subject to any assignment of the Policy or any other legal restrictions.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age or sex of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age and sex.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidenced, including a certification from a licensed physician, is provided to us that the Insured has a life expectancy of 12 months. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of terminal illness as discussed above, (less any Indebtedness and any term insurance added by other riders) plus the product of the "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor" is 0.85.

Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO. 63102. The Policies will be sold by broker-dealers who have entered into written sales agreements with Walnut Street. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

Broker-dealers may receive marketing allowance to assist in marketing the product. This allowance may include an amount up to $3,000 per Policy at issue and is an on-going annual percentage up to 0.25% of Cash Value to reimburse the broker-dealer for expenses and due diligence efforts performed in connection with marketing the product. This allowance will generally be retained by the broker-dealer in order to offset its expenses. Generally, no compensation will be paid by the Company, Walnut Street, or the broker-dealer to the individual directly involved in the sale of the product.

                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service.

Taxation of the Policy

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy Section 7702, we will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, we reserve the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. Although we do not control the investment management companies or their investments, the investment management companies have represented that they intend to comply with the diversification requirements prescribed by the Treasury in Reg. Section 1.817-5. Thus, the Company believes that each Division of the Separate Account will be in compliance with the requirements prescribed by the Treasury.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

1. In general. As a life insurance contract, the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code.

The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have federal income tax consequences depending on the circumstances. In addition, federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary. A competent tax advisor should be consulted for further information.

Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Generally, the Owner will not be deemed to be in constructive receipt of the Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

2. Policies classified as modified endowment contracts. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the Cash Value at the time of such change and the additional premiums paid in the seven years following the material change.

Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy Owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

The Company has adopted administrative steps designed to protect a Policy Owner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to monitor potential modified endowment classifications automatically.

3. Distributions from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy

(as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy Owner attains age 59 1/2, is attributable to the Policy Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's Beneficiary.

If a Policy becomes a modified endowment contract after it is issued, distributions made during the Policy year in which it becomes a modified endowment contract, distributions in any subsequent Policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

4. Distributions From Policies Not Classified as Modified Endowment Contracts. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as Indebtedness of the Owner.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax.

5. Policy loan interest. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policy Owner should consult a qualified tax adviser before deducting interest on a Policy loan.

6. Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

7. Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

Possible Charge for Taxes

At the present time, the Company makes no charge to the Separate Account for any federal, state or local taxes we incur that may be attributable to the Separate Account or to the Policies. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the Policies.

Possible Changes in Taxation

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. For instance, the President's 1999 Budget Proposal recommended legislation, that, if enacted, would adversely modify the federal taxation of this Policy. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the date of the change). A tax advisor should be consulted with respect to legislative developments and their effect on the Policy.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blended executive risk insurance program, including blanket fidelity coverage issued by CNA and Chubb Insurance Companies with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                                      IMSA

The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

Preparing for Year 2000

Like all financial service providers, we utilize systems that may be affected by Year 2000 transition issues and rely on service providers, including the Funds, that also may be affected. We have developed and implemented a Year 2000 transition plan, and sought disclosure from our service providers that they are also so engaged. The resources devoted to this effort have been, and continue to be, substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact. However, as of the date of this prospectus, it is not anticipated that Policy Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. We have examined our systems and made the necessary changes to ensure proper Year 2000 transition, and put in place the proper processes to ensure continued Year 2000 transition success. The results of that examination have been independently reviewed, but there can be no assurance that we will be completely successful, or that interaction with other service providers will not impair our services at that time.

                           MANAGEMENT OF THE COMPANY

           Name             Principal Occupation(s) During Past Five Years(1)
           ----           -----------------------------------------------------
 Executive Officers(2)

 Carl H. Anderson(4)      President and Chief Executive Officer since June,
                          1986. Vice President, New Ventures, since June 1986,
                          General American Life Insurance Co., St. Louis, Mo.
                          (GenAm).

 Matthew K. Duffy         Vice President and Chief Financial Officer since
                          July, 1996. Formerly Director of Accounting,
                          Prudential Insurance Company of America, March,
                          1987--June, 1996.

 E. Thomas Hughes, Jr.(4) Treasurer since December, 1994. Corporate Actuary and
  General American Life   Treasurer, GenAm since October, 1994. Executive Vice
  Insurance Company       President--Group Pensions, GenAm January, 1990--
  700 Market Street       October, 1994.
  St. Louis, MO 63101

 Matthew P. McCauley(4)   Vice President and General Counsel since 1984.
  General American Life   Secretary since August, 1981. Vice President and
  Insurance Company       Associate General Counsel, GenAm, since December 30,
  700 Market Street       1995.
  St. Louis, MO 63101

 Craig K. Nordyke(4)      Executive Vice President and Chief Actuary since
                          November, 1996. Vice President and Chief Actuary
                          August, 1990--November, 1996; Second Vice President
                          and Chief Actuary, May, 1987--August, 1990.

 John R. Tremmel          Vice President--Operations and System Development
                          since January 1999. Formerly Chief Operating Officer,
                          ISP Alliance, April 1998--December 1998. Vice
                          President and General Manager of National Operations
                          Centers, Norell Corporation, January 1995--March
                          1998. Senior Vice President, Citicorp Insurance
                          Group, September 1986--December 1995.

 Directors(3)

 Richard A. Liddy         Chairman, President, and Chief Executive Officer,
                          GenAm, since May, 1992. President and Chief Operating
                          Officer, GenAm, May, 1988--May, 1992.
 Leonard M. Rubenstein    Chairman and Chief Executive Officer--Conning
                          Corporation and Conning Asset Management Company
                          since January, 1997. Executive Vice President--
                          Investments, GenAm, February, 1991--January, 1997.

 Warren J. Winer          Executive Vice President--Group, GenAm, since
                          September, 1995. Formerly, Managing Director, Wm. M.
                          Mercer, July, 1993--August, 1995; President, WF
                          Corroon, September, 1990--July, 1993.

 Bernard H Wolzenski      Executive Vice President--Individual, GenAm, since
                          November, 1991. Vice President--Life Product
                          Management, GenAm, May, 1989--November, 1991.

 A. Greig Woodring        President, Reinsurance Group of America, Inc., since
                          May, 1993, and Executive Vice President--Reinsurance,
                          GenAm, since January, 1990.

--------
(1) All positions listed are with the Company unless otherwise indicated.
(2) The principal business address of each person listed is Paragon Life Insurance Company, 100 South Brentwood, St. Louis, MO 63105 unless otherwise noted.
(3) The principal business address of each person listed is General American Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 660 Mason Ridge Center Drive, St. Louis, MO 63141.
(4) Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning Policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

[KPMG LOGO]

          10 South Broadway
          Suite 900
          St. Louis, MO 63102-1761


                       INDEPENDENT AUDITOR'S REPORT

The Board of Directors

Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1998 and 1997, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                          [LOGO SIGNATURE OF KPMG LLP]


February 3, 1999

[LOGO OF FOUR BOXES]

                      PARAGON LIFE INSURANCE COMPANY

                              Balance Sheets

                        December 31, 1998 and 1997

                         (in thousands of dollars)

                                                              1998      1997
                                                            ---------  -------
                          Assets
Fixed maturities, available for sale....................... $  83,384   75,704
Policy loans...............................................    14,135   11,487
Cash and cash equivalents..................................     7,439    5,733
                                                            ---------  -------
    Total cash and invested assets.........................  104,958    92,924
Reinsurance recoverables...................................     1,170    1,733
Deposits relating to reinsured policyholder account
 balances..................................................     6,688    6,416
Accrued investment income..................................     1,545    1,377
Deferred policy acquisition costs..........................    20,602   17,980
Fixed assets and leasehold improvements, net...............     4,504    2,609
Other assets...............................................       105      179
Separate account assets....................................   168,222  118,051
                                                            ---------  -------
    Total assets........................................... $ 307,794  241,269
                                                            =========  =======
           Liabilities and Stockholder's Equity
Policyholder account balances..............................    93,334   85,152
Policy and contract claims.................................     1,672    1,085
Federal income taxes payable...............................       281      163
Other liabilities and accrued expenses.....................     3,943    3,486
Payable to affiliates......................................     2,062    1,620
Due to separate account....................................       183       61
Deferred tax liability.....................................     5,591    4,394
Separate account liabilities...............................   168,222  118,051
                                                            ---------  -------
    Total liabilities...................................... $ 275,288  214,012
                                                            ---------  -------
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding....................     2,050    2,050
  Additional paid-in capital...............................    17,950   17,950
  Accumulated other comprehensive income...................     2,809    1,958
  Retained earnings........................................     9,697    5,299
                                                            ---------  -------
    Total stockholder's equity............................. $  32,506   27,257
                                                            ---------  -------
    Total liabilities and stockholder's equity............. $ 307,794  241,269
                                                            =========  =======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

             Statements of Operations and Comprehensive Income

               Years ended December 31, 1998, 1997 and 1996

                         (in thousands of dollars)

                                                          1998    1997   1996
                                                         ------- ------ ------
Revenues:
  Policy contract charges............................... $20,437 16,417 13,719
  Net investment income.................................   6,983  6,288  5,663
  Commissions and expense allowances on reinsurance
   ceded................................................     124     10    114
  Net realized investment gains.........................      53     69     72
                                                         ------- ------ ------
    Total revenues......................................  27,597 22,784 19,568
                                                         ======= ====== ======
Benefits and expenses:
  Policy benefits.......................................   4,774  3,876  3,326
  Interest credited to policyholder account balances....   5,228  4,738  4,126
  Commissions, net of capitalized costs.................     167    227     79
  General and administration expenses, net of
   capitalized costs....................................   9,512  7,743  6,798
  Amortization of deferred policy acquisition costs.....   1,150    424    285
                                                         ------- ------ ------
    Total benefits and expenses.........................  20,831 17,008 14,614
                                                         ======= ====== ======
    Income before federal income tax expense............   6,766  5,775  4,954
Federal income tax expense..............................   2,368  1,885  1,738
                                                         ------- ------ ------
Net income.............................................. $ 4,398  3,890  3,216
Other comprehensive income (loss).......................     851  1,636 (1,261)
                                                         ------- ------ ------
Comprehensive income.................................... $ 5,249  5,526  1,955
                                                         ======= ====== ======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                    Statements of Stockholder's Equity

               Years ended December 31, 1998, 1997, and 1996

                         (in thousands of dollars)

                                            Accumulated
                                Additional     other     Retained      Total
                         Common  paid-in   comprehensive earnings  stockholder's
                         Stock   capital      income     (deficit)    equity
                         ------ ---------- ------------- --------  -------------
Balance at December 31,
 1995................... $2,050   17,950       1,583      (1,807)     19,776
  Net income............    --       --          --        3,216       3,216
  Other comprehensive
   income...............    --       --       (1,261)        --       (1,261)
                         ------   ------      ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950         322       1,409      21,731
  Net income............    --       --          --        3,890       3,890
  Other comprehensive
   income...............    --       --        1,636         --        1,636
                         ------   ------      ------      ------      ------
Balance at December 31,
 1997................... $2,050   17,950       1,958       5,299      27,257
  Net income............    --       --          --        4,398       4,398
  Other comprehensive
   income...............    --       --          851         --          851
                         ------   ------      ------      ------      ------
Balance at December 31,
 1998................... $2,050   17,950       2,809       9,697      32,506
                         ======   ======      ======      ======      ======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                         Statements of Cash Flows

               Years ended December 31, 1998, 1997 and 1996

                         (in thousands of dollars)

                                                      1998     1997     1996
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  4,398    3,890    3,216
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables.....................      563     (892)     407
      Deposits relating to reinsured policyholder
       account balances............................     (272)    (342)    (378)
      Accrued investment income....................     (168)     (79)    (257)
      Federal income tax payable...................      118     (648)     811
      Other assets.................................   (1,821)  (1,280)  (1,019)
      Policy and contract claims...................      587      (23)      12
      Other liabilities and accrued expenses.......      457      782      741
      Payable to affiliates........................      442     (669)     397
      Due to separate account......................      122      (34)    (108)
    Deferred tax expense...........................      740      732      615
    Policy acquisition costs deferred..............   (3,808)  (2,972)  (2,447)
    Amortization of deferred policy acquisition
     costs.........................................    1,150      424      285
    Interest credited to policyholder accounts.....    5,228    4,738    4,126
    Net gain on sales and calls of fixed
     maturities....................................      (53)     (69)     (72)
                                                    --------  -------  -------
Net cash provided by operating activities..........    7,683    3,558    6,329
                                                    --------  -------  -------
Cash flows from investing activities:
  Purchase of fixed maturities.....................  (14,915) (12,557) (15,290)
  Sale or maturity of fixed maturities.............    8,632    5,255    6,860
  Increase in policy loans, net....................   (2,648)  (1,923)  (2,358)
                                                    --------  -------  -------
Net cash used in investing activities..............   (8,931)  (9,225) (10,788)
                                                    --------  -------  -------
Cash flows from financing activities:
  Net policyholder account deposits................    2,954    2,294    6,509
                                                    --------  -------  -------
Net increase (decrease) in cash and cash
 equivalents.......................................    1,706   (3,373)   2,050
Cash and cash equivalents at beginning of year.....    5,733    9,106    7,056
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $  7,439    5,733    9,106
                                                    ========  =======  =======
Income taxes paid.................................. $ (1,460)  (1,801)    (198)
                                                    ========  =======  =======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

(1) Summary of Significant Accounting Policies

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1998 and 1997, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                      PARAGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1998, 1997 and 1996. The actual crediting rate was 6.5% in 1998 and 1997, and ranged from 6.5% to 7.0% in 1996.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                      PARAGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Reclassifications

  The Company has reclassified the presentation of certain prior period information to conform to the 1998 presentation.

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 1998 and 1997 are as follows (000's):

                                                         1998
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 6,705      267        --       6,972
      Corporate securities............   64,607    4,481       (208)    68,881
      Mortgage-backed securities......    6,854      192        (25)     7,021
      Asset-backed securities.........      500       10        --         510
                                        -------    -----       ----     ------
                                        $78,666    4,950       (233)    83,384
                                        =======    =====       ====     ======

                                                         1997
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,472      131        --       4,603
      Corporate securities............   56,973    3,098       (142)    59,929
      Mortgage-backed securities......    9,124      233        (48)     9,309
      Asset-backed securities.........    1,762      101        --       1,863
                                        -------    -----       ----     ------
                                        $72,331    3,563       (190)    75,704
                                        =======    =====       ====     ======

                      PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated fair value of fixed maturities at December 31, 1998, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       Estimated
                                                             Amortized   fair
                                                               cost      value
                                                             --------- ---------
      Due in one year or less...............................  $   605      616
      Due after one year through five years.................   20,733   21,528
      Due after five years through ten years................   12,600   13,338
      Due after ten years through twenty years..............   37,873   40,881
      Mortgage-backed securities............................    6,855    7,021
                                                              -------   ------
                                                              $78,666   83,384
                                                              =======   ======

  Proceeds from sales of fixed maturities during 1998, 1997 and 1996 were $4,069,000, $1,328,585 and $4,129,254 respectively. Gross gains of $53,180,
$68,876 and $71,604 were realized on those sales in 1998, 1997 and 1996, respectively.

  The sources of net investment income follow (000s):

                                                            1998   1997   1996
                                                           ------  -----  -----
      Fixed Maturities.................................... $5,603  4,941  4,626
      Short-term investments..............................    535    608    449
      Policy loans and other..............................    924    807    680
                                                           ------  -----  -----
                                                           $7,062  6,356  5,755
      Investment expenses.................................    (79)   (68)   (92)
                                                           ------  -----  -----
          Net investment income........................... $6,983  6,288  5,663
                                                           ======  =====  =====

  A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows (in
000's):

                                                           1998     1997   1996
                                                          -------  ------  ----
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale.............. $ 4,717   3,373   513
        Deferred policy acquisition costs................    (396)   (361)  (17)
      Deferred income taxes..............................  (1,512) (1,054) (174)
                                                          -------  ------  ----
      Net unrealized appreciation (depreciation)......... $ 2,809   1,958   322
                                                          =======  ======  ====

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,121,000 and $3,982,000 at December 31, 1998 and 1997, respectively.

(3) Reinsurance

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

                      PARAGON LIFE INSURANCE COMPANY

  Premiums and related reinsurance amounts for the years ended December 31, 1998, 1997 and 1996 as they relate to transactions with affiliates are summarized as follows (000's):

                                                            1998    1997   1996
                                                           ------- ------ ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded.................... $14,723 13,001 10,264
        Policy benefits ceded.............................  17,071 14,070  6,274
        Commissions and expenses ceded....................     123    195    114
        Reinsurance recoverables..........................   1,109  1,661    774

  Ceded premiums and benefits to nonaffiliates for 1998, 1997 and 1996 were insignificant.

(4) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1998     1997    1996
                                                        -------  ------  ------
      Balance at beginning of year....................  $17,980  15,776  13,006
      Policy acquisition costs deferred...............    3,808   2,972   2,447
      Policy acquisition costs amortized..............   (1,150)   (424)   (285)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................     (36)   (344)     608
                                                        -------  ------  ------
      Balance at end of year..........................  $20,602  17,980  15,776
                                                        =======  ======  ======

(5) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                               1998  1997  1996
                                                              ------ ----- -----
      Current tax (benefit) expense.......................... $1,628 1,153 1,123
      Deferred tax expense...................................    740   732   615
                                                              ------ ----- -----
      Federal income tax expense............................. $2,368 1,885 1,738
                                                              ====== ===== =====

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                              1998  1997   1996
                                                             ------ -----  -----
      Computed "expected" tax expense....................... $2,368 2,022  1,734
      Other, net............................................      0  (137)     4
                                                             ------ -----  -----
      Federal income tax expense............................ $2,368 1,885  1,738
                                                             ====== =====  =====

                      PARAGON LIFE INSURANCE COMPANY

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1998 and 1997 are presented below (000's):

                                                               1998  1997  1996
                                                              ------ ----- -----
      Deferred tax assets:
        Unearned reinsurance allowances...................... $  218   217   153
        Policy and contract liabilities......................    709 1,031 1,305
        Tax capitalization of acquisition costs..............  2,147 1,755 1,386
        Other, net...........................................     58    76    69
                                                              ------ ----- -----
          Total deferred tax assets.......................... $3,132 3,079 2,913
                                                              ====== ===== =====
      Deferred tax liabilities:
        Unrealized gain on investments....................... $1,512 1,054   174
        Deferred policy acquisition costs....................  7,211 6,419 5,520
                                                              ------ ----- -----
          Total gross deferred tax liabilities............... $8,723 7,473 5,694
                                                              ------ ----- -----
          Net deferred tax liabilities....................... $5,591 4,394 2,781
                                                              ====== ===== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(6) Related-Party Transactions

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1998, 1997 and 1996 were $1,513,433, $1,348,198 and $1,250,396, respectively. See Note 3 for reinsurance transactions with affiliates.

(7) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1998, 1997 or 1996 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $188,316, $198,972 and $80,434 for 1998, 1997 and 1996, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(8) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some

                      PARAGON LIFE INSURANCE COMPANY
respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; and (7) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1998, 1997 and 1996, as determined using statutory accounting practices, is summarized as follows (000's):

                                                          1998    1997   1996
                                                         ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities...................................... $10,500 10,725 10,751
      Net income (loss) as reported to regulatory
       authorities...................................... $ 1,596  1,397    982

(9) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1998 without prior notice or approval is $1,596,000. Paragon did not pay dividends in 1998, 1997 or 1996.

(10) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1998, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(11) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under noncancellable leases the majority of which expires March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

      Year ended December 31:
        1999............................................................. $  626
        2000.............................................................    598
        2001.............................................................    256
        2002.............................................................     53
                                                                          ------
                                                                          $1,533
                                                                          ======

  Rent expense totaled $489,999, $433,864 and $388,976 in 1998, 1997 and 1996,
respectively.

                      PARAGON LIFE INSURANCE COMPANY

                Notes to Financial Statements--(Concluded)

(12) Comprehensive Income

  In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income", effective for years beginning after December 15, 1997. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. The most significant items of comprehensive income are net income and changes in unrealized gains and losses on securities. The adoption of SFAS No. 130 does not affect results of operations or financial position, but affects their presentation and disclosure. The Company has adopted SFAS No. 130 as of January 1, 1998, and the following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 1998, 1997 and 1996 (000s):

                                                              1998
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $ 1,361    (476)      885
      Less: reclassification adjustment for gains
       realized in net income.......................     (53)     19       (34)
                                                     -------    ----    ------
      Other comprehensive income....................   1,308    (457)      851
                                                     -------    ----    ------

                                                              1997
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $ 2,585    (904)    1,681
      Less: reclassification adjustment for gains
       realized in net income.......................     (69)     24       (45)
                                                     -------    ----    ------
      Other comprehensive income....................   2,516    (880)    1,636
                                                     -------    ----    ------

                                                              1996
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $(1,868)    654    (1,214)
      Less: reclassification adjustment for gains
       realized in net income.......................     (72)     25       (47)
                                                     -------    ----    ------
      Other comprehensive income (loss).............  (1,940)    679    (1,261)
                                                     -------    ----    ------

[LETTERHEAD OF KPMG APPEARS HERE]

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
Policyholders of Separate Account D's Individual Variable Universal Life
Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Scudder Money Market, Scudder International, Fidelity VIP Growth, Fidelity VIP Index 500, Putnam VT New Opportunities, and MFS Emerging Growth Divisions of Paragon Separate Account D as of December 31, 1998 and the related statements of operations and changes in net assets for the periods presented. These financial statements are the responsibility of Paragon Separate Account D's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1998 by correspondence with the Scudder Variable Life Investment Fund, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Putnam Variable Trust, and the MSF Variable Insurance Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Scudder Money Market, Scudder International, Fidelity Growth, Fidelity Index 500, Putnam VT New Opportunities, and MFS Emerging Growth Divisions of Paragon Separate Account D as of December 31, 1998, and the results of their operations and changes in their net assets for each of the periods presented, in conformity with generally accepted accounting principles.

                                          KPMG LLP
April 2, 1999

[BARS APPEARS HERE]

                           PARAGON SEPARATE ACCOUNT D

                            STATEMENTS OF NET ASSETS

                               December 31, 1998

                                                              Fidelity                 MFS
                            Scudder       Scudder    Fidelity  Index    Putnam New   Emerging
                          Money Market International  Growth    500    Opportunities  Growth
                            Division     Division    Division Division   Division    Division
                          ------------ ------------- -------- -------- ------------- --------
Net Assets:
Investments in multiple
 fund investments, at
 Market Value
 (See Schedule of
 Investments)...........    $   --        $14,924     12,283   32,459     12,930      20,805
Receivable from Paragon
 Life Insurance Company.        --            --         --       --         --          --
                            -------       -------     ------   ------     ------      ------
 Total Net Assets.......        --         14,924     12,283   32,459     12,930      20,805
                            =======       =======     ======   ======     ======      ======
Group Variable Universal
 Life Cash Value
 Invested in Separate
 Account................        --         14,924     12,283   32,459     12,930      20,805
                            -------       -------     ------   ------     ------      ------
                                --        $14,924     12,283   32,459     12,930      20,805
                            =======       =======     ======   ======     ======      ======
Total Units Held........        --          1,025        274      230        496         969
Net Asset Value Per
 Unit...................        --        $ 14.56      44.87   141.25      26.06       21.47
Cost of Investments.....        --         14,200     11,005   30,395     11,005      17,394
                            =======       =======     ======   ======     ======      ======


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT D

                           STATEMENTS OF OPERATIONS

       For the Period from May 1, 1998 (Inception) to December 31, 1998

                          Scudder                                                   MFS
                           Money      Scudder    Fidelity Fidelity   Putnam New   Emerging
                           Market  International  Growth  Index 500 Opportunities  Growth
                          Division   Division    Division Division    Division    Division
                          -------- ------------- -------- --------- ------------- --------
Investment Income:
 Dividend Income........  $    74       --          --        --          --         --
                          -------       ---       -----     -----       -----      -----
   Net Investment
   Income...............       74       --          --        --          --         --
Net Realized Gain (Loss)
from Sales of
Investments:
 Proceeds from Sales....   88,199        40          42     1,302          43         43
 Cost of Investments
 Sold...................   88,199        39          39     1,358          39         39
                          -------       ---       -----     -----       -----      -----
   Net Realized
   Gain(Loss) from Sales
   of Investments.......      --          1           3       (56)          4          4
Net Unrealized Gain
(Loss) on Investment....      --        724       1,278     2,064       1,925      3,411
                          -------       ---       -----     -----       -----      -----
   Net Gain (Loss) on
   Investments..........      --        725       1,281     2,008       1,929      3,415
Increase (Decrease) in
Assets Resulting from
Operations..............  $    74       725       1,281     2,008       1,929      3,415
                          =======       ===       =====     =====       =====      =====



                See Accompanying Notes to Financial Statements

                           PARAGON SEPARATE ACCOUNT D

                      STATEMENTS OF CHANGES IN NET ASSETS

        For the Period from May 1, 1998 (Inception) to December 31, 1998

                          Scudder                         Fidelity                 MFS
                           Money      Scudder    Fidelity  Index    Putnam New   Emerging
                           Market  International  Growth    500    Opportunities  Growth
                          Division   Division    Division Division   Division    Division
                          -------- ------------- -------- -------- ------------- --------
Operations:
 Net Investment Income..    $ 74         --          --       --         --          --
 Net Realized Gain
  (Loss) on Investments.     --            1           3      (56)         4           4
 Net Unrealized Gain on
  Investments...........     --          724       1,278    2,064      1,925       3,411
                            ----      ------      ------   ------     ------      ------
 Increase (Decrease) in
  Net Assets Resulting
  from Operations.......      74         725       1,281    2,008      1,929       3,415
 Net Deposits into
  (from) Separate
  Account...............     (74)     14,199      11,002   30,451     11,001      17,390
                            ----      ------      ------   ------     ------      ------
 Increase in Net Assets.     --       14,924      12,283   32,459     12,930      20,805
Net Assets, Beginning of
 Year...................     --          --          --       --         --          --
                            ----      ------      ------   ------     ------      ------
Net Assets, End of Year.    $--       14,924      12,283   32,459     12,930      20,805
                            ====      ======      ======   ======     ======      ======



                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT D

                         Notes to Financial Statements

                               December 31, 1998

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account D on January 3, 1995. Paragon Separate Account D (the Separate Account) commenced operations on May 1, 1998 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium individual variable life insurance policies that are issued by Paragon. The Separate Account is divided into six divisions which invest exclusively in shares of Scudder Variable Life Investment Fund (Scudder), Fidelity Variable Insurance Products Fund (Fidelity VIP), Fidelity Variable Insurance Products Fund II (Fidelity VIP II), Putnam Variable Trust (Putnam), and MFS Variable Insurance Trust (MFS), open-end, diversified management investment companies. These funds are the Scudder Money Market Fund, Scudder International Fund, Fidelity Index 500 Fund, Putnam New Opportunities Fund, and MFS Emerging Growth Fund (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of Scudder, Fidelity VIP. Fidelity VIP II, Putnam, and MFS are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable,

                          PARAGON SEPARATE ACCOUNT A
is equal to 1.25% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, policies have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The monthly deduction charge for any additional benefits provided by rider.

 Surrender or Contingent Deferred Sales Charge

  During the first policy years, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above, the contract authorizes a daily charge against the operations of each division made for the mortality and expense risks assumed by Paragon. Paragon is authorized to deduct a daily charge from the Separate Account at the rate of .0000206% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

  Due to minimal sales volume, Paragon did not charge the Separate Account D Divisions for Mortality and Expense during 1998.

                          PARAGON SEPARATE ACCOUNT D

(4) Purchases and Sales of Putnam Variable Trust Shares

  During the period from May 1, 1998 (Inception) to December 31, 1998 purchases and proceeds from the sales of the Divisions were as follows:

               Scudder                                                   MFS
                Money      Scudder    Fidelity Fidelity   Putnam New   Emerging
                Market  International  Growth  Index 500 Opportunities  Growth
               Division   Division    Division Division    Division    Division
               -------- ------------- -------- --------- ------------- --------
Purchases..... $88,125     14,238      11,044   31,754      11,044      17,433
Sales......... $88,199         40          42    1,302          43          43
               =======     ======      ======   ======      ======      ======

  The Purchases above do not included dividends and realized gains from distributions that have been reinvested into the respective divisions

                          PARAGON SEPARATE ACCOUNT D

(5) Accumulation of Unit Activity

  The following is a reconciliation of the accumulation of unit activity for the period from May 1, 1998 (Inception) to December 31, 1998:

                          Scudder                                                   MFS
                           Money      Scudder    Fidelity Fidelity   Putnam New   Emerging
                           Market  International  Growth  Index 500 Opportunities  Growth
                          Division   Division    Division Division    Division    Division
                          -------- ------------- -------- --------- ------------- --------
Net Increase in Units
 Deposits...............   88,199      1,028       275       240         498        971
 Withdrawals............   88,199          3         1        10           2          2
                           ------      -----       ---       ---         ---        ---
Outstanding Units, End
of Year.................      --       1,025       274       230         496        969
                           ======      =====       ===       ===         ===        ===

                          PARAGON SEPARATE ACCOUNT D

(6) Reconciliation of Gross and Net Deposits into the Separate Account

  Deposits into the Separate Account purchase shares of various funds. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the period from May 1, 1998 (Inception) to December 31, 1998:

                         Scudder                                                    MFS
                          Money       Scudder    Fidelity Fidelity   Putnam New   Emerging
                          Market   International  Growth  Index 500 Opportunities  Growth
                         Division    Division    Division Division    Division    Division
                         --------  ------------- -------- --------- ------------- --------
                           1998        1998        1998     1998        1998        1998
                         --------  ------------- -------- --------- ------------- --------
Total Gross Deposits.... $ 88,646        --          --       --          --          --
Transfers Between Funds
and General Account.....  (85,301)    14,239      11,044   31,758      11,044      17,433
                         --------     ------      ------   ------      ------      ------
   Total Gross Deposits
   net of Surrenders,
   Withdrawals, and
   Transfers............    3,345     14,239      11,044   31,758      11,044      17,433
Deductions:
 Premium Expense
 Charges................    3,103        --          --       --          --          --
 Monthly Expense
 Charges................       11          3           3       24           3           3
 Cost of Insurance and
 Optional Benefits......      305         37          39    1,283          40          40
                         --------     ------      ------   ------      ------      ------
   Total Deductions.....    3,419         40          42    1,307          43          43
                         --------     ------      ------   ------      ------      ------
Net Deposits from
Policyholders........... $    (74)    14,199      11,002   30,451      11,001      17,390
                         ========     ======      ======   ======      ======      ======

                           PARAGON SEPARATE ACCOUNT A

                            SCHEDULE OF INVESTMENTS

                               December 31, 1998

                                                          Number   Market
                                                         of Shares Value   Cost
                                                         --------- ------ ------
Scudder Variable Life Investment Fund:
  Scudder Money Market Division.........................     --       --     --
  Scudder International Division........................   1,025   14,924 14,200
Fidelity Variable Insurance Products Fund:
  Fidelity Growth Division..............................     274   12,283 11,005
Fidelity Variable Insurance Products Fund II:
  Fidelity Index 500 Division...........................     230   32,459 30,395
Putnam Variable Trust:
  Putnam New Opportunities Division.....................     496   12,930 11,005
MFS Variable Insurance Trust:
  MFS Emerging Growth Division..........................     969   20,805 17,394




                 See Accompanying Independent Auditors' Report.

                                  APPENDIX A

                Illustrations of Death Benefits and Cash Values

  The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy with Death Benefit Option B issued to an Insured Male, age 40, in a nonsmoker rate class as well as an Insured, age 50, in a nonsmoker rate class. This assumes the monthly administrative charge of $3.50. If the Insured falls into a smoker rate class, the Cash Values, and Death Benefits would be lower than those shown in the tables. In addition, the Cash Values, Cash Surrender Values, and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, or 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described below and monthly charges for the cost of insurance based on the guaranteed rate which is the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance. The illustrations of Death Benefits reflect the above assumptions.

  The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a maximum .75% charge for mortality and expense risk, an assumed combined investment advisory fee (representing the average of the fees incurred by the Funds in which the Divisions invest) and the Funds' expenses (based on the average of the actual expenses incurred in fiscal year 1998) of .681%. These charges take into account expense reimbursement arrangements expected to be in place for 1999 for some of the Funds. In the absence of the reimbursement arrangements for some of the Funds, the charges would have totaled an average of .691%. See the respective Fund prospectus for details. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of (-1.431%, 4.569% and 10.569%), respectively.

  The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.")

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex, and rate class, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $750,000                   AGE: 40 MALE NONSMOKER
DEATH BENEFIT OPTION: B                             ANNUAL PREMIUM: $13,500.00
PREMIUM EXPENSE CHARGE: 1.25% (yrs 1-10)
PREMIUM TAX: 2.25%

                                       FOR SEPARATE ACCOUNT D--A HYPOTHETICAL GROSS
                                    ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT - 1.431%)
                              -----------------------------------------------------------------
                                     GUARANTEED*                            CURRENT**
                              ---------------------------           ---------------------------
           PREM AT              CASH              DEATH               CASH              DEATH
 YR         5.00%              VALUE             BENEFIT             VALUE             BENEFIT
 ---       --------           --------           --------           --------           --------
  1        $ 14,175           $ 11,037           $761,037           $ 11,998           $761,998
  2          29,058             21,782            771,782             23,825            773,825
  3          44,686             32,232            782,232             35,393            785,393
  4          61,096             42,372            792,372             46,707            796,707
  5          78,325             52,198            802,198             57,770            807,770
  6          96,417             61,688            811,688             68,497            818,497
  7         115,412             70,837            820,837             78,893            828,893
  8         135,358             79,633            829,633             89,051            839,051
  9         156,301             88,063            838,063             98,885            848,885
 10         178,291             96,106            846,106            108,490            858,490
 11         201,381            103,888            853,888            117,946            867,946
 12         225,625            111,213            861,213            127,089            877,089
 13         251,081            118,032            868,032            135,923            885,923
 14         277,810            124,301            874,301            144,453            894,453
 15         305,876            129,963            879,963            152,684            902,684
 16         335,344            134,976            884,976            160,529            910,529
 17         366,287            139,294            889,294            167,996            917,996
 18         398,776            142,892            892,892            175,000            925,000
 19         432,890            145,701            895,701            181,637            931,637
 20         468,709            147,651            897,651            187,824            937,824

 25         676,531            140,885            890,885            212,652            962,652
 30         941,770             95,171            845,171            222,546            972,546

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $750,000                    AGE 40 MALE NONSMOKER
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.25% (Yrs. 1-10)            $13,500.00
PREMIUM TAX: 2.25%

                                    FOR SEPARATE ACCOUNT D--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT 4.569%)
                           ---------------------------------------------------------------
                                  GUARANTEED*                          CURRENT**
                           ---------------------------         ---------------------------
          PREM AT            CASH             DEATH              CASH             DEATH
 YR        5.00%            VALUE            BENEFIT            VALUE            BENEFIT
 ---      --------         --------         ----------         --------         ----------
  1       $ 14,175         $ 11,759         $  761,759         $ 12,752         $  762,752
  2         29,058           23,919            773,919           26,087            776,087
  3         44,686           36,487            786,487           39,940            789,940
  4         61,096           49,464            799,464           54,334            804,334
  5         78,325           62,860            812,860           69,293            819,293
  6         96,417           76,665            826,665           84,753            834,753
  7        115,412           90,891            840,891          100,735            850,735
  8        135,358          105,536            855,536          117,356            867,356
  9        156,301          120,603            870,603          134,552            884,552
 10        178,291          136,083            886,083          152,442            902,442
 11        201,381          152,126            902,126          171,143            921,143
 12        225,625          168,544            918,544          190,515            940,515
 13        251,081          185,299            935,299          210,588            960,588
 14        277,810          202,351            952,351          231,395            981,395
 15        305,876          219,650            969,650          252,969          1,002,969
 16        335,344          237,153            987,153          275,254          1,025,254
 17        366,287          254,813          1,004,813          298,282          1,048,282
 18        398,776          272,601          1,022,601          321,995          1,071,995
 19        432,890          290,440          1,040,440          346,517          1,096,517
 20        468,709          308,251          1,058,251          371,793          1,121,793

 25        676,531          392,395          1,142,395          511,245          1,261,245
 30        941,770          452,286          1,202,286          670,629          1,420,629

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary day and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $750,000                     AGE: 40 MALE NONSMOKER
DEATH BENEFIT OPTION: B                               ANNUAL PREMIUM: $13,500.00
PREMIUM EXPENSE CHARGE: 1.25% (yrs. 1-10)
PREMIUM TAX: 2.25%

                                FOR SEPARATE ACCOUNT D--A HYPOTHETICAL GROSS
                            ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT 10.569%)
                        -------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        ---------------------------       ---------------------------
           PREM            CASH            DEATH             CASH            DEATH
 YR      AT 5.00%         VALUE           BENEFIT           VALUE           BENEFIT
 ---     --------       ----------       ----------       ----------       ----------
  1      $ 14,175       $   12,482       $  762,483       $   13,507       $  763,507
  2        29,058           26,145          776,145           28,442          778,442
  3        44,686           41,098          791,098           44,860          794,860
  4        61,096           57,462          807,462           62,919          812,919
  5        78,325           75,375          825,375           82,793          832,793
  6        96,417           94,973          844,973          104,577          854,577
  7       115,412          116,425          866,425          128,474          878,474
  8       135,358          139,908          889,908          154,803          904,803
  9       156,301          165,618          915,618          183,725          933,725
 10       178,291          193,761          943,761          215,609          965,609
 11       201,381          224,734          974,734          250,861        1,000,861
 12       225,625          258,612        1,008,612          289,650        1,039,650
 13       251,081          295,646        1,045,646          332,349        1,082,349
 14       277,810          336,111        1,086,111          379,372        1,129,372
 15       305,876          380,306        1,130,306          431,177        1,181,177
 16       335,344          428,568        1,178,568          488,174        1,238,174
 17       366,287          481,269        1,231,269          550,912        1,300,912
 18       398,776          538,843        1,288,843          619,904        1,369,904
 19       432,890          601,719        1,351,719          695,905        1,445,905
 20       468,709          670,374        1,420,374          779,562        1,529,562

 25       676,531        1,119,310        1,869,310        1,344,804        2,094,804
 30       941,770        1,809,487        2,559,487        2,262,080        3,012,080

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary day and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $1,000,000                  AGE: 50 MALE NONSMOKER
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.25% (Yrs. 1-10)            $28,000.00
PREMIUM TAX: 2.25%

                                     FOR SEPARATE ACCOUNT D--A HYPOTHETICAL GROSS
                                   ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT - 1.431%)
                             ---------------------------------------------------------------
                                   GUARANTEED*                          CURRENT**
                             ---------------------------         ---------------------------
           PREM AT             CASH             DEATH              CASH             DEATH
 YR          5.00%            VALUE            BENEFIT            VALUE            BENEFIT
 ---      ----------         --------         ----------         --------         ----------
  1       $   29,400         $ 21,512         $1,021,512         $ 23,980         $1,023,980
  2           60,270           42,254          1,042,254           47,381          1,047,381
  3           92,683           62,166          1,062,166           70,210          1,070,210
  4          126,717           81,189          1,081,189           92,475          1,092,475
  5          162,453           99,251          1,099,251          114,184          1,114,184
  6          199,976          116,296          1,116,296          135,227          1,135,227
  7          239,375          132,267          1,132,267          155,614          1,155,614
  8          280,743          147,133          1,147,133          175,234          1,175,234
  9          324,180          160,801          1,160,801          194,218          1,194,218
 10          369,790          173,184          1,173,184          212,457          1,212,457
 11          417,679          184,501          1,184,501          230,424          1,230,424
 12          467,963          194,292          1,194,292          247,660          1,247,660
 13          520,761          202,379          1,202,379          264,175          1,264,175
 14          576,199          208,571          1,208,571          279,980          1,279,980
 15          634,409          212,694          1,212,694          295,085          1,295,085
 16          695,530          214,601          1,214,601          309,500          1,309,500
 17          759,706          214,132          1,214,132          322,879          1,322,879
 18          827,092          211,167          1,211,167          334,882          1,334,882
 19          897,846          205,517          1,205,517          345,409          1,345,409
 20          972,139          196,923          1,196,923          354,364          1,354,364

 25        1,403,176           94,745          1,094,745          372,226          1,372,226
 30        1,953,302                0                  0          335,549          1,335,549

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary day and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $1,000,000                  AGE: 50 MALE NONSMOKER
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.25% (yrs. 1-10)            $28,000.00
PREMIUM TAX: 2.25%

                           FOR SEPARATE ACCOUNT D--A HYPOTHETICAL GROSS
                       ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT 4.569%)
                   -----------------------------------------------------------
                           GUARANTEED*                     CURRENT**
                   ---------------------------   -----------------------------
         PREM         CASH           DEATH           CASH            DEATH
 YR    AT 5.00%       VALUE         BENEFIT          VALUE          BENEFIT
 ---   ---------   -----------   -------------   -------------   -------------
  1    $  29,400   $    22,966      $1,022,966   $      25,515   $   1,025,515
  2       60,270        46,505       1,046,505          51,952       1,051,952
  3       92,683        70,568       1,070,568          79,352       1,079,352
  4      126,717        95,107       1,095,107         107,759       1,107,759
  5      162,453       120,057       1,120,057         137,219       1,137,219
  6      199,976       145,363       1,145,363         167,658       1,167,658
  7      239,375       170,969       1,170,969         199,121       1,199,121
  8      280,743       196,840       1,196,840         231,532       1,231,532
  9      324,180       222,876       1,222,876         265,057       1,265,057
 10      369,790       248,977       1,248,977         299,625       1,299,625
 11      417,679       275,365       1,275,365         335,772       1,335,772
 12      467,963       301,551       1,301,551         373,081       1,373,081
 13      520,761       327,319       1,327,319         411,606       1,411,606
 14      576,199       352,429       1,352,429         451,403       1,451,403
 15      634,409       376,644       1,376,644         492,530       1,492,530
 16      695,530       399,740       1,399,740         535,047       1,535,047
 17      759,706       421,470       1,421,470         578,652       1,578,652
 18      827,092       441,612       1,441,612         623,028       1,623,028
 19      897,846       459,862       1,459,862         668,088       1,668,088
 20      972,139       475,828       1,475,828         713,741       1,713,741

 25    1,403,176       499,567       1,499,567         947,465       1,947,465
 30    1,953,302       363,997       1,363,997       1,178,228       2,178,228

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary day and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $1,000,000                  AGE: 50 MALE NONSMOKER
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 1.25% (Yrs. 1-10)            $28,000.00
PREMIUM TAX: 2.25%

                      FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                  ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT 10.569%)
                 --------------------------------------------------------
                         GUARANTEED*                  CURRENT**
                 --------------------------------------------------------
         PREM        CASH          DEATH         CASH          DEATH
 YR    AT 5.00%      VALUE        BENEFIT        VALUE        BENEFIT
 ---  ---------- ------------- --------------------------- --------------
  1   $   29,400 $      24,424 $   1,024,424 $      27,051 $   1,027,051
  2       60,270        50,937     1,050,937        56,710     1,056,710
  3       92,683        79,684     1,079,684        89,251     1,089,251
  4      126,717       110,826     1,110,826       124,979     1,124,979
  5      162,453       144,528     1,144,528       164,231     1,164,231
  6      199,976       180,985     1,180,985       207,253     1,207,253
  7      239,375       220,412     1,220,412       254,444     1,254,444
  8      280,743       263,073     1,263,073       306,118     1,306,118
  9      324,180       309,196     1,309,196       362,876     1,362,876
 10      369,790       359,035     1,359,035       425,130     1,425,130
 11      417,679       413,219     1,413,219       493,972     1,493,972
 12      467,963       471,681     1,471,681       569,588     1,569,588
 13      520,761       534,659     1,534,659       652,692     1,652,692
 14      576,199       602,406     1,602,406       744,078     1,744,078
 15      634,409       675,212     1,675,212       844,621     1,844,621
 16      695,530       753,424     1,753,424       955,289     1,955,289
 17      759,706       837,413     1,837,413     1,076,776     2,076,776
 18      827,092       927,628     1,927,628     1,209,848     2,209,848
 19      897,846     1,024,490     2,024,490     1,355,605     2,355,605
 20      972,139     1,128,389     2,128,389     1,515,264     2,515,264

 25    1,403,176     1,762,948     2,762,948     2,574,588     3,574,588
 30    1,953,302     2,622,893     3,622,893     4,255,138     5,255,138

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary day and further assume there is no Policy Indebtedness outstanding.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     Article III, Section 13 of the Bylaws of Paragon Life Insurance Company provides: "The Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation nor to persons who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

     Insofar as indemnification for liability arising under the Securities Act of 1933,(the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  REPRESENTATION CONCERNING FEES AND CHARGES


     Paragon Life Insurance Company (the "Company") hereby represents that the fees and charges deducted under the terms of the policies described in this Registration Statement are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:

     The facing sheet.
     The Individual Flexible Premium Variable Life Prospectus consisting of 70 pages.
     The undertaking to file reports required by Section 15(d) of the Securities Exchange Act of 1934.
     The undertaking pursuant to Rule 484.
     Representations concerning fees and charges.
     The signatures.

1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions as to exhibits for Form N-8B-2):

     (1) Resolution of the Board of Directors of the Company authorizing establishment of the Separate Account 3

     (2)  Not applicable.

     (3)  (a)  Form of Underwriting Agreement. 1

          (b)  Form of Selling Agreement. 1

          (c)  Not applicable.

     (4)  Not applicable.

     (5)  Form of Individual Policy and Policy Riders. 3

     (6)  (a)  Amended Charter and Articles of Incorporation of the Company 2

          (b)  By-Laws of the Company 2

     (7)  Not applicable.

          (a) Participation Agreement dated September 1, 1993, between Paragon Life Insurance Company and the Variable Insurance Products Fund and Fidelity Distributors Corporation. 2

          (b) Participation Agreement dated September 1, 1993, between Paragon Life Insurance Company and the Variable Insurance Products Fund II and Fidelity Distributors Corporation. 2

          (c) Participation Agreement dated October 12, 1995, by and among MFS Variable Insurance Trust and Paragon Life Insurance Company and Massachusetts Financial Services Company. 5

          (d) Participation Agreement dated October 30, 1995, among Putnam Capital Manager Trust, Putnam Mutual Funds Corp., and Paragon Life Insurance Company. 6

          (e) Participation Agreement dated March 15, 1985, between Scudder Variable Life Investment Fund, Scudder Investor Services, Inc., and Paragon Life Insurance Company. 1

          (f) Participation Agreement dated August 1, 1996, by and among Paragon Life Insurance Company and T. Rowe Price Investment Services, Inc. 7

     (9)  Not applicable.

     (10) Proposed Form of Application. 7

     (11) Memorandum describing the Company's issuance, transfer, and redemption procedures for the Policies. 3

2. Opinion of Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company as to the legality of the securities being offered. 3

3. Consent of Matthew P. McCauley, Equire, General Counsel of Paragon Life Insurance Company. 7

4.   Not applicable

5.   Not applicable

6.   Not applicable

7. Opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary as to actuarial matters pertaining to the securities being registered. 4

8. (a) The consent of KPMG Peat Marwick, LLP, Independent Certified Public Accountants. 4

     (b)  Written consent of Sutherland, Asbill & Brennan. 4

9. Original powers of attorney authorizing Carl H. Anderson, Matthew P. McCauley, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company. 3


                                  *    *    *

1 Incorporated by reference to the initial Registration Statement on Form S-6 found in File No. 33-58796, filed with the Securities and Exchange Commission on February 25, 1993.


2 Incorporated by reference to the Registration Statement on Form S-6 found in File No. 33-67970, filed with the Securities and Exchange Commission on August 26, 1993.

3 Incorporated by reference to the initial Registration Statement on Form S-6 found in the File No. 333-36515, filed with the Securities and Exchange Commission on September 26, 1997.


4    Filed herewith.

5 Incorporated by reference to the Post-effective Amendment No. 5 to the Registration Statement, File No. 33-58796, filed with the Securities and Exchange Commission on October 27, 1995.

6 Incorporated by reference to the Post-effective Amendment No. 4 to the Registration Statement, File No. 33-58796, filed with the Securities and Exchange Commission on October 6, 1995.

7 Incorporated by reference to the Pre-effective Amendment No. 1 to the Registration Statement, File 333-36515, filed with the Securities and Exchange Commission on February 26, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Paragon Life Insurance Company and Separate Account D of Paragon Life Insurance Company have duly caused this Pre-Effective Amendment No. 1 to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of Paragon Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 30th day of April, 1999.


                                           Separate Account D of Paragon
                                           Life Insurance Company
                                                (Name of Registrant)

(Seal)                                     Paragon Life Insurance Company
                                                (Name of Depositor)


Attest:/s/____________________________     By:/s/___________________________
          Matthew P. McCauley,                   Carl H. Anderson, President
          Secretary                              and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 has been signed below by the following persons in the capacities and on the dates indicated.


Signature                        Title                       Date


/s/_____________________                                     4/30/99
   Carl H. Anderson         President and Director
                            (Chief Executive Officer)



/s/_____________________                                     4/30/99
   Matthew K. Duffy         Vice President and Chief
                            Financial Officer (Principal
                            Accounting Officer and
                            Principal Financial Officer)


________________________
Warren J. Winer*            Director


------------------------
Richard A. Liddy*           Director

                                 EXHIBIT INDEX


Exhibit

1.   Opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive
     Vice President and Chief Actuary as to actuarial matters pertaining to the securities being registered.

2.   The consent of KPMG LLP, Independent Certified Public Accountants.

3.   Written consent of Sutherland, Asbill & Brennan LLP.